        Exhibit 10.18(b)

FIRST AMENDMENT TO THE
HERSHEY COMPANY COMPENSATION LIMIT REPLACEMENT PLAN
(Effective as of January 1, 2009)

WHEREAS, The Hershey Company (the “Company”) currently maintains The Hershey Company Compensation Limit Replacement Plan (the “Plan”);

WHEREAS, pursuant to Section XI of the Plan, the Compensation and Human Capital Committee of the Company (the “Committee”) has the power to amend the Plan;

WHEREAS, the Company has decided to merge The Hershey Company Retirement Plan for Hourly Employees (the “Hourly Plan”) with and into The Hershey Company Retirement Plan (the “Salaried Plan”), and rename the Salaried Plan “The Hershey Retirement Plan for Salaried and Hourly Employees” effective December 31, 2023;

WHEREAS, the Committee desires to amend the Plan to clarify that only the Salaried Plan component of The Hershey Retirement Plan for Salaried and Hourly Employees is relevant for purposes of this Plan;

WHEREAS, the Committee has determined that it has the power and authority to adopt the desired amendment; and

WHEREAS, this amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

NOW, THEREFORE, BE IT RESOLVED that, by virtue and in exercise of the power reserved to the Committee by Section XI of the Plan, the Plan is amended, effective as of December 31, 2023, as follows:

1.Section I is amended to add the following new language to the end thereof.

Effective December 31, 2023, The Hershey Company Retirement Plan for Hourly Employees (the “Hourly Plan”) was merged with and into The Hershey Company Retirement Plan (the “Salaried Plan”), which, in connection with the such merger was renamed the “The Hershey Retirement Plan for Salaried and Hourly Employees.” Only the Salaried Plan component of The Hershey Retirement Plan for Salaried and Hourly Employees is relevant for purposes of this Plan; benefits accrued under the Hourly Plan component are not taken into account under this Plan.

2.Section II(t) of the Plan is amended to read as follows:

(t)    “Retirement Plan” means The Hershey Company Retirement Plan, a component of The Hershey Retirement Plan for Salaried and Hourly Employees, as in effect from time to time and any successor plan thereto.

IN WITNESS WHEREOF, the Compensation and Human Capital Committee of The Hershey Company has caused this amendment to be executed this sixth day of February 2024.

COMPENSATION AND HUMAN CAPTIAL COMMITEE OF THE HERSHEY COMPANY

By: _/s/ Pamela M. Arway_____
            Pamela M. Arway
Chair, Compensation and Human Capital Committee of The Hershey Company